Exhibit 99.1

Mobile Reach International, Inc. Changes name to Crystal International Travel Group, Inc.

Tuesday May 30, 2006

Chatham
,
N.J.
Mobile Reach International, Inc. (OTCBB: MOBR) today announced that it had officially changed its name to Crystal International Travel Group, Inc as of May 22, 2006. The Company has also been assigned a new symbol: CINT . Given our recent acquisition of Crystal Hospitality Holdings, Inc., we felt now was the logical time to change our name to more accurately reflect the nature of our core business and to more easily identify the business to our corporate name , stated Crystal s President and CEO Fabrizzio P. Busso-Campana.
Mobile Reach Technologies, a wholly owned subsidiary of the Company, will continue to develop new software applications including new advancements to the current offering licensed to Spectrum Mobile as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2006.

ABOUT CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

Crystal International Travel Group is a diversified, multi asset Travel Company that merges the knowledge, reliability and human touch of the travel agent community with the advanced technology, speed and flexibility of online travel.
Crystal
has assembled a world-class team of travel experts to grow and manage a best-in-class tour operator.
They have applied their knowledge and experience in tour packaging and are bringing these skills to the world-wide-web as well as the off-line world.
While Crystal s current online brand www.suntrips.com similar in presentation and functionality to Expedia.com (EXPE), Orbitz.com, CheapTickets.com [both subsidiaries of Cendant Corporation (CD)] Crystal is in the process of creating a travel solution designed to bring added value to travelers, while supporting the future branding goals of travel suppliers such as hotels and airlines as well as supporting the travel agent community. .
Crystal
also intends to grow the SunTrips brand offline as a lifestyle mark, potentially on destinations, travel accessories, premiums and incentives.

This press release contains forward-looking statements, which are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of Crystal International Travel Group, Inc. s (Crystal) management regarding current expectations and projections pertaining to future events and are based on currently available information. These forward-looking statements involve a number of risks and uncertainties, including the ability of the Company to operate a best-in-class tour operator, the ability to develop and maintain the Company as a lifestyle mark in the travel market, and the ability to attract and retain the required personnel and other factors described in the Company's respective filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also may have material adverse effects on
Crystal
s business, financial conditions and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as anticipates, estimates, expects, is in process, intends, plans and believes, among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Crystal is not under any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Company Contact:

Peter Dugan

Crystal International Travel Group, Inc.

641 Shunpike Road, #333

Chatham, New Jersey 07928

Tel.:
(973) 210 4966

Fax:
(908) 349 3043

pdugan@crystalitg.com